Exhibit 10.14

November 15, 1999


Brian Collins
President & CEO
Phon-Net.Com Inc.
600 - 750 West Pender St.
Vancouver, B.C.
V6C 2T7

RE:    Option Agreement Between Phon-Net.Com Inc and Alliance Corporate
Services Inc.

Dear Mr. Collins:

Further to our most recent discussions culminating in this agreement, we confirm that your company is granting options to Alliance as follows:

a) 100,000 Options valued at $0.40 US exercisable on or before February 15, 2000,
b)     100,000 Options valued at $0.50 US exercisable on or before May 15, 2000.

In consideration of your company granting the above options to Alliance, Alliance agrees to provide the following services:

a) provide investor relations services to new and existing investors in accordance with industry standards'

b) provide investor relations services to potential new investors to assist them to make investment decisions in consultation with their investment advisors.

Confirm the terms of this agreement by signing on behalf of your company.

/s/ Brian Collins    Nov. 16/99                /s/ Pete Laipnieks
-------------------------------                --------------------------------
Phon-Net.Com Inc.                              Alliance Corporate Services Inc.

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



THIS CONTRACT dated the   3rd   day of           DEC          , 1999
                        -------        -----------------------

BETWEEN:

                                            PHON-NET.COM INC. having
                                            a place of business at 600 - 750 West Pender Street
                                            Vancouver, British Columbia, V6C 2T7

                                            (hereinafter the "Company")

                                                                                                  OF THE FIRST PART
AND:

                                            ALLIANCE CORPORATE SERVICES INC.
                                            having a place of business at 12A, 1950 Government Street
                                            Victoria, British Columbia

                                            (hereinafter "Alliance")

                                                                                                 OF THE SECOND PART

WHEREAS:

A. The Company agrees to transfer to Alliance 500,000 Common Shares of the Company;

AND WHEREAS:

B. Alliance agrees to provide consulting services for a period of one calendar year effective November 29, 1999;

AND WHEREAS:

C.     The Company agrees to:

       (a) issue 125,000 Common Shares quarterly to Alliance commencing November 29, 1999 until November 28, 2000; and

       (b) pay Alliance's expenses for Investor Relations ad Marketing on the following basis:

                  (i)      $15,000.00 (USD) by December 15, 1999;

                  (ii)     $15,000.00 (USD) by January 31, 2000;

                  (iii)    $20,000.00 (USD) by July 29, 2000,

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and the Company also concurs that these are genuine estimates of the expenses that are likely to be incurred by Alliance for Investor Relations and Marketing services.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, it is agreed by and between the parties hereto as follows:

1. THAT Alliance will provide the Company with investor services which include:

       (a) installing and monitoring a 1-800 phone service for customer enquiries;

       (b)        mailing the Company's corporate promotional materials;

       (c) providing consulting assistance in the drafting of corporate promotional materials, including but not limited to, news releases; and

       (d) using its best efforts to coordinate fundraising on behalf of the Company between December 1, 1999 and December 31, 2000.

ALLIANCE HEREBY agrees that it is responsible for all expenses incurred with respect to (a) through (c) above.

THIS CONTRACT may be terminated by either party with ninety (90) days written notice. All shares due and payable will be paid on a pro rata basis at the end of the ninety (90) day period.

IN THE EVENT of a dispute, this Contract is to be interpreted in accordance with and governed by with the laws of British Columbia.

SIGNED UNDER CORPORATE SEAL                          )
PHON-NET.COM INC.                                    )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ Brian Collins                                    )
------------------------------------
Name:                                                )
                                                     )
SIGNED UNDER CORPORATE SEAL                          )
ALLIANCE CORPORATE SERVICES, INC.                    )
by its authorized signatory(ies):                    )
                                                     )
                                                     )
/s/ Pete Laipnieks                                   )
--------------------------------------------
Name:                                                )


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